UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2012 (July 25, 2012)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-2147929
0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850
1-2301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone number: (617) 424-2000	04-1278810
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (603) 669-4000	02-0181050
0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1

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Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

New Credit Facilities

On July 25, 2012, Northeast Utilities (“NU”) and its subsidiaries, The Connecticut Light and Power Company (“CL&P”), NSTAR Gas Company (“NSTAR Gas”), NSTAR LLC (“NSTAR”), Public Service Company of New Hampshire (“PSNH”), Western Massachusetts Electric Company (“WMECO”) and Yankee Gas Services Company (“Yankee Gas”) entered into a senior, unsecured revolving credit facility (the “NU Facility”) with Bank of America, N.A., as Administrative Agent and Swing Line Lender and other lenders in an aggregate principal amount of $1.15 billion that expires on July 25, 2017.  The NU Facility allows each company to borrow the amounts set forth below, subject to an overall cap of $1.15 billion: NU: $1.15 billion; each of CL&P, PSNH and WMECO: $300 million; each of NSTAR Gas and Yankee Gas: $200 million; and NSTAR: $175 million.

Also on July 25, 2012, NSTAR Electric Company (“NSTAR Electric”), another subsidiary of NU, entered into a senior, unsecured revolving credit facility (the “NSTAR Electric Facility” and, together with the NU Facility, the “Facilities”) with Barclays Bank PLC, as Administrative Agent and Swing Line Lender and other lenders in an aggregate principal amount of $450 million that expires on July 25, 2017.

The Facilities will be used for working capital, capital expenditures and repayment of debt, and to backstop the NU and NSTAR Electric commercial paper programs described below.

The Facilities replaced: (1) the NSTAR, NSTAR Electric, and NSTAR Gas revolving credit facilities in the amounts of $175 million, $450 million, and $75 million, respectively (collectively, the “NSTAR Prior Facilities”), and (2) the NU three-year $500 million, and the CL&P, PSNH, WMECO and Yankee Gas joint three-year $400 million, unsecured revolving credit facilities that were scheduled to expire on September 24, 2013 (collectively, the “NU Prior Facilities” and, together with the NSTAR Prior Facilities, the “Prior Facilities”).  The NSTAR and NSTAR Electric Prior Facilities supported $175 million and $450 million commercial paper programs at these companies, respectively.  The NSTAR program terminated on July 25, 2012, while the NSTAR Electric program is continuing.

Interest on loans under the Facilities is payable at rates that are based on the British Bankers Association LIBOR Rate plus an applicable margin that can range from 0 basis points to 147.5 basis points depending on the borrower’s credit rating, as defined in each Facility agreement.  Each borrower under the Facilities also pays quarterly facility fees, regardless of borrowing activity under the Facility. The quarterly fees for the Facility can range from 7.5 basis points of the Facility amount to 27.5 basis points, depending on the borrower’s credit rating.   Each Facility contains covenants that, among other things, restrict the ability of the borrowers to engage in certain mergers, consolidations and asset sales; certain transactions with affiliates and sale-leaseback transactions; or to incur liens, as set forth in each Facility agreement. Each Facility also contains a financial covenant that requires each borrower to maintain a

Consolidated Indebtedness to Capitalization Ratio (as defined in each Facility agreement) not to exceed 0.65:1.00 at the end of any fiscal quarter. Upon the occurrence of certain financial or economic events, significant corporate events or certain events of default, all loans outstanding under such Facility (including accrued interest and fees payable thereunder) may be declared immediately due and payable and all commitments under the Facility may be terminated.

The foregoing description of the NU Facility and the NSTAR Electric Facility and related matters is qualified in its entirety by reference to the text of each Facility, copies of which will be filed by NU, CL&P, NSTAR Electric, PNSH and WMECO as exhibits to the Combined Quarterly Report on Form 10-Q for the period ending September 30, 2012.

NU’s Commercial Paper Program

On July 25, 2012, NU commenced a commercial paper program (the “Program”) under which NU may issue unsecured commercial paper notes (the “Notes”) in private placements up to a maximum aggregate amount outstanding at any time of $1.15 billion.  The proceeds of the commercial paper issuances will be used for general corporate purposes. Citigroup Global Markets Inc., Goldman, Sachs & Co., and J. P. Morgan Securities LLC will act as the initial dealers under the Program (collectively, the “Dealers”) pursuant to the terms and conditions of their respective Commercial Paper Dealer Agreements with NU (each, a “Dealer Agreement”).  Citibank N.A. will act as issuing and paying agent under the Program.  The Program provides the terms under which the Dealers will either purchase from NU or arrange for the sale by NU of Notes pursuant to exemptions from federal and state securities laws. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions.  The maturities of the Notes will vary, but may not exceed 364 days from the date of issue. The Notes will be sold at a discount from par or, alternatively, will be sold at par and bear interest at rates that will vary based upon market conditions at the time of the issuance of the Notes.  The Dealer Agreements contain certain events of default including, among other things: non-payment of principal, interest or fees; violation of covenants; invalidity of any loan document; material judgments; and bankruptcy and insolvency events, subject in certain instances to cure periods.

The foregoing description of the Dealer Agreements and related matters is qualified in its entirety by reference to the text of a form of Dealer Agreement, a copy of which will be filed by NU as an exhibit to its Combined Quarterly Report on Form 10-Q for the period ending September 30, 2012.  In accordance with Instruction 2 to Item 601 of Regulation S-K, NU will file only a form of Dealer Agreement, as the other agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions.

Item 1.02

Termination of a Material Definitive Agreement.

Effective July 25, 2012, the NU Prior Facilities were terminated. No material termination penalties were incurred in connection with the termination of the NU Prior Facilities.

Section 2

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Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
July 30, 2012	By: /s/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer

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